UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:
March 9, 2009
(Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105

(Address of principal executive offices)	(Zip code)
415-267-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177

(Address of principal executive offices)	(Zip code)
(415) 973-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-4.2

Item 8.01. Other Events
     PG&E Corporation is filing revised forms of its Senior Note Indenture and Subordinated Note Indenture, both of which were filed as exhibits to its Registration Statement No. 333-149360.
Item 9.01. Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description

4.1	Revised form of Senior Note Indenture replacing form of Senior Note Indenture filed as Exhibit 4.1 to Registration Statement No. 333-149360.

4.2	Revised form of Subordinated Note Indenture replacing form of Subordinated Note Indenture filed as Exhibit 4.2 to Registration Statement No. 333-149360.

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION
	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: March 9 , 2009		Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY
	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: March 9, 2009		Vice President, Corporate Governance and Corporate Secretary

3

EXHIBIT INDEX

Exhibit No.	Description

4.1	Revised form of Senior Note Indenture replacing form of Senior Note Indenture filed as Exhibit 4.1 to Registration Statement No. 333-149360.

4.2	Revised form of Subordinated Note Indenture replacing form of Subordinated Note Indenture filed as Exhibit 4.2 to Registration Statement No. 333-149360.